Exhibit 99.1

 August 10, 2022 Jackson Financial Inc. Second Quarter 2022 Financial Results

Forward - Looking Statements and Non - GAAP Measures This document may contain certain statements that constitute “forward - looking statements.” Forward - looking statements can genera lly be identified by their use of terms such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project”, “will” or “wo uld” and similar terms and phrases, including references to assumptions. Forward - looking statements are not guarantees of future performance, are subject to a number of assumptions, and ar e inherently susceptible to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statemen ts. Forward - looking statements include statements regarding our intentions, beliefs, assumptions, plans, objectives, goals, targets, strategies, future events or performance, and underlying assumptions concerning, among other things, our expectations with respect to distributing capital to our shareholders; financial position; results of operations; cash fl ows ; financial goals and targets; prospects; growth strategies or expectations; laws and regulations; customer retention; and the impact of prevailing capital markets and economic conditions. We caution you that forward - looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes of our actual results of operations, fi nan cial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward - looking statements containe d in this document. A number of important factors, including the risks, uncertainties and assumptions discussed in Part I, Item 1A “Risk Factors” and Part II, Item 7 “Managemen t’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10 - K for the year ended December 31, 2021, filed with the U.S. Sec urities and Exchange Commission (the SEC), and subsequent filings with the SEC, could cause actual results and outcomes to differ materially from those reflected in the fo rwa rd - looking statements. Certain financial data included in this document consists of non - U.S. GAAP (Generally Accepted Accounting Principles) financial measures. These non - U.S. GAAP financial measures may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to ot her financial measures determined in accordance with U.S. GAAP. Although the Company believes these non - U.S. GAAP financial measures provide useful information to users in measuring the financial performance and condition of its business, users are cautioned not to place undue reliance on any non - U.S. GAAP financial measures and ratios included in this do cument. A reconciliation of the non - U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measure can be found in the “Non - GAAP Financial Measures” in the appendix of this document. Certain financial data included in this document consists of statutory accounting principles (“statutory”) financial measures , i ncluding “total adjusted capital” and “statutory admitted assets.” These statutory financial measures are included in or derived from the Jackson National Life Insurance Company state men ts filed with the Insurance Department of the State of Michigan and available on the Company’s website at https://investors.jackson.com/financials/statutory - filings. There can be no assurance that management’s expectations, beliefs, targets or projections will result or be achieved or accom pli shed. Any forward - looking statements reflect Jackson’s views and assumptions as of the date of this document and Jackson disclaims any obligation to update or revise any forward - looki ng information, whether as a result of new information, future events or otherwise, except as required by law. 2

Second Quarter 2022 Highlights 1) See the Appendix for the non - GAAP financial measures, definitions and reconciliations to most comparable GAAP measure. 2) Se e slide #6 for details of notable items. 3) Excludes net flows attributable to business ceded to Athene. 3 Resilient Earnings Results • Net Income attributable to JFI of $2.9 billion • Adjusted Operating Earnings 1 of $225 million • Pretax Adjusted Operating Earnings, excluding notable items 2 , of $481 million Strong Capital Position • Operating company estimated Risk Based Capital (RBC) ratio up from 1Q22 and above 450% On Track to Meet 2022 Capital Return Targets • Share repurchases of $66 million • Dividend payment of $50 million ($0.55 per share) Disciplined Sales • Total retail sales of $4.1 billion with positive net flows of $199 million 3 • Registered Index - Linked Annuity (RILA) sales of $490 million up 146% from 1Q22 • Institutional sales of $201 million

2022 Key Financial Targets 4 500 - 525% adjusted Risk Based Capital (RBC) ratio 1 under normal market conditions $250 million minimum cash and highly liquid securities at the holding company 20 - 25% total financial leverage 2 Slightly below the target range as expected under market stress conditions Holding company cash position of more than $800 million at the end of the quarter Total financial leverage of 18.5% at the end of the quarter $425 - $525 million capital return to shareholders In the first six months of 2022, returned $308 million of capital to shareholders , with $206 million of share repurchases and $102 million of dividends 1) Adjusted RBC ratio reflects the capital and capital requirements of Jackson National Life Insurance Company and its subsid iar ies, adjusted to include cash and highly liquid securities at Jackson Financial Inc. in excess of our target minimum. 2) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable GAAP measures.

8,633 8,694 8,937 9,827 11,608 2Q21 3Q21 4Q21 1Q22 2Q22 636 487 707 354 225 2Q21 3Q21 4Q21 1Q22 2Q22 5 Adjusted Operating Earnings 1 ($ millions) Adjusted Book Value 1 ($ millions) Adjusted Operating Earnings • Adjusted Operating Earnings of $225 million, down from 2Q21, primarily due to higher levels of deferred acquisition costs (DAC) amortization resulting from weaker separate account returns, reduced fee income from lower AUM, and lower limited partnership income • Adjusted Operating EPS (diluted) of $2.52 • Conservative definition of Adjusted Operating Earnings 2 Shareholders’ Equity • Shareholders’ Equity of $9.6 billion, down from $10.4 billion at YE21 primarily due to increased unrealized investment losses, partially offset by positive net income • Adjusted Book Value of $11.6 billion, up from $8.9 billion at YE21 primarily the result of non - operating net hedging gains, as well as positive adjusted operating earnings • Estimated reduction to Shareholders’ Equity from Long - duration targeted improvements (LDTI) at the transition date of 1/1/2021 is $2 - 4 billion. Market changes since that point, primarily higher interest rates, have significantly reduced the estimated negative impact to shareholders’ equity as of the second quarter of 2022. Financial Summary Key Takeaways 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable GAAP measure. 2) Fee attributable to guaranteed benefits, the associated movements in optional guarantee benefit liabilities and related cl aim s and benefit payments are excluded from Adjusted Operating Earnings.

Notable Items 6 2Q21 2Q22 ($ millions, except per share amounts) Pretax After - tax 1 EPS - Diluted Pretax After - tax 1 EPS - Diluted (Loss) / Income Attributable to Jackson Financial Inc. (594) (540) (5.72) 3,620 2,903 32.56 Non - Operating Loss / (Income) 1,355 1,176 12.46 (3,377) (2,678) (30.04) Adjusted Operating Earnings 2 761 636 6.74 243 225 2.52 Notable Items Included in Adjusted Operating Earnings Deceleration/(Acceleration) of Deferred Acquisition Cost Amortization 72 60 0.64 (227) (210) (2.36) Outperformance/(Underperformance) from Limited Partnership Income 3 61 51 0.54 (11) (10) (0.11) Total Notable Items 133 111 1.18 (238) (220) (2.47) EPS - Diluted EPS - Diluted Impact from Effective Tax Rate versus a 15% Tax Rate Guidance (0.09) 0.40 1) After - tax results for Notable Items were calculated using the corresponding quarter’s effective tax rate for adjusted operati ng earnings (2Q21 of 16.3%; 2Q22 of 7.4%). 2) See the Appendix for the non - GAAP financial measures, definitions, and reconciliat ions to the most comparable GAAP measure. 3) Limited Partnership income assumes an annualized 10% return and excludes income and assets attrib uta ble to non - controlling interests. 4) Income from limited partnerships are reported on a one - quarter lag. • Negative separate account returns resulted in acceleration of DAC amortization in 2Q22 versus deceleration in 2Q21 • Limited partnership annualized return was 9% during 2Q22 versus 29% during 2Q21 3,4 • Excluding the notable items impact shown above, adjusted pretax operating earnings decreased from $628 million for 2Q21 to $4 81 million for 2Q22 • After adjusting for the impact of the effective tax rate, the diluted EPS excluding notable items decreased from $5.65 per share for 2Q21 to $4.59 per share for 2Q22

Key Impacts of Rising Interest Rates for VA 7 Topic Immediate Go - Forward Notes Hedging Cash Flows Negative Positive • Higher rates drive hedging losses in the current period • Reduced amount of hedging required going forward • Lower cost of hedging instruments going forward Statutory (TAC) Negative Positive • If reserves are impacted by CSV floor, hedging losses from higher rates are not fully offset in current period • Benefit emerges over time as cash flows are realized Statutory (CAL) Positive Positive • Because CAL is calibrated further into the tail, higher rates can still potentially reduce the charge even if reserves are floored GAAP Positive Positive • Net income benefits immediately because FAS 157 reserves are sensitive to interest rates • Future implementation impact from Long - Duration Targeted Improvements (LDTI) is reduced as rates rise

Non - Operating Items 8 • YTD 2022 net hedge gain 1 of $2,777 million • Accounting mismatch on equity market impact as equity derivatives are marked - to - market while non - economic reserves are only partially fair valued • Mismatch from interest rate movements: ― SOP - 03 - 1 not sensitive to interest rates ― FAS 157 assumes that the separate account earned rates are tied to the risk - free curve which introduces non - economic interest rate sensitivity that we do not hedge • We do not explicitly hedge changes in implied volatility, but rather focus on realized volatility under market shocks Highlights Net hedge gain primarily the result of higher interest rates Pretax income attributable to Jackson Financial (GAAP) Pretax adjusted operating earnings (Non - GAAP) 2 Fees attributable to guarantee benefit reserves Net movement in freestanding derivatives Net reserve and embedded derivative movements 3 DAC and DSI impact related to the net hedge gain Net realized investment gains 4 Net investment income on funds withheld assets Other Net Hedge Gain 1 : $1,995 million 3,620 1) Represents non - operating Total Guaranteed Benefits and Hedging Results. 2) See the Appendix for the Non - GAAP financial measu res, definitions, and reconciliations to the most comparable GAAP measure. 3) Net reserve and embedded derivative movements i ncl udes guaranteed benefit claims. 4) Includes change in fair value of funds withheld embedded derivative. (64) 364 (845) (772) 2,847 765 243 ($ millions) 2Q22 Pretax Adjusted Operating Earnings Reconciliation 1,082

4.9 4.8 5.0 4.8 4.1 2Q21 3Q21 4Q21 1Q22 2Q22 Segment Results – Retail Annuities • Variable annuity sales down 25% in 2Q22 compared to 2Q21 reflecting lower industry sales and the result of declining equity markets • RILA sales of $490 million in 2Q22, up 146% compared to $199 million in 1Q22 • Annuity sales without lifetime benefit guarantees represented 38% of 2Q22 total annuity sales, up from 35% in 2Q21 • Total Fee - based advisory sales of $220 million for 2Q22 • Fixed (FA) and fixed index (FIA) annuity sales remain at historically low levels, but higher rates in 2022 have enabled more frequent pricing actions ― Positive FA/FIA net flows of $10 million 3 during 2Q22 • Positive total Retail annuity net flows of $199 million 3 in 2Q22 • Historically strong annuity market share driven by our disciplined approach to pricing and industry - leading distribution capabilities 9 Retail Sales ($ billions) Jackson Total Annuity Market Share 2 VA w/ Lifetime Guarantees VA w/o Lifetime Guarantees FA / FIA 38% 33% 37% 34% 35% Recent Trends 1) Registered Index - Linked Annuity 2) Source: LIMRA 3) Net flows exclude the FA/FIA business ceded to Athene 1Q16 1Q22 9.7% 6.3% RILA 1 % w/o lifetime guarantees

735 2Q21 2Q22 0 249 206 2Q21 2Q22 683 218 2Q21 2Q22 Segment Results – Retail Annuities • Pretax adjusted operating earnings decreased in 2Q22, reflecting lower fee income due to reduced AUM, lower limited partnersh ip income, as well as higher (accelerated) DAC amortization expense resulting from a negative 14.0% separate account return in 2Q22, compared to a benefit fr om lower DAC amortization expense that was realized in 2Q21, when the separate account return was a positive 6.5% ‒ In periods where separate account returns are lower than our long - term assumption, amortization is shifted from future years dri ving acceleration of DAC amortization in the current period • Separate account balances down year - over - year reflecting negative equity market returns over the past 12 months • RILA successfully launched in October 2021. RILA 2Q22 account value increased 141% when compared to 1Q22, with strong second qu arter sales of $490 million. • Despite limited sales, fixed annuity and fixed - index annuity account value, excluding the business ceded to Athene, up 7% compar ed to the year - ago quarter 10 Pretax Adjusted Operating Earnings 1 Variable Annuity Account Value RILA Account Value ($ millions) ($ billions) 6.5% - 14.0% Gross Return 2 Separate Account General Account ($ millions) 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable GAAP measure. 2) Quarterly variable annuity gross separate account return.

8.9 8.5 (2.2) (0.1) 1.7 0.2 2Q21 Premiums and Deposits Surrenders, Withdrawals, and Benefits Interest Credited Policy Charges and Other 2Q22 36% 38% 20% 6% Segment Results – Institutional & Closed Blocks • Pretax adjusted operating earnings 1 of $19 million in 2Q22 increased from $6 million in the year - ago quarter, attributable to higher net investment income • Institutional sales of $201 million during 2Q22 and $1.2 billion during the first half of 2022 11 • Pretax adjusted operating earnings 1 of $6 million in 2Q22 Institutional Account Value Closed Block Reserves ($ billions) Institutional Highlights Closed Block Highlights $23.9 billion of total reserves Traditional Life Interest Sensitive Life Other Annuity Group Payout Annuity ($ billions) 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable GAAP measure

Capital Management 12 • On track to reach 2022 capital return guidance of $425 - $525 million, with $308 million returned in the first half of 2022 ‒ Returned $116 million to shareholders in 2Q through $66 million of share repurchases and $50 million in dividends ‒ $183 million remaining on share repurchase authorization as of the end of the second quarter available for 2022 and beyond ‒ Declared 3Q22 dividend of $0.55 per share, payable on September 15, 2022 • Total financial leverage 1 was 18.5%, down from 1Q22 ‒ Successful completion of $750 million senior debt issuance and retirement of the last remaining interim financing facility • Statutory Total Adjusted Capital of $8.7 billion, up from $5.4 billion at 1Q22 ‒ Hedging program provided substantial equity gains in bear market environment ‒ Floored out position entering 2Q22 limited reserve increases from lower equity markets ‒ Increased capital created further deferred tax asset admissibility benefits • Estimated Operating Company RBC up from 1Q22 and above 450% ‒ Statutory required capital (CAL) increased substantially due to equity market declines partially mitigated by higher interest ra tes • Adjusted RBC ratio 2 slightly below target for normal market conditions ‒ Adjusted RBC range is a target rather than minimum and does not represent a threshold for near - term capital return ‒ Higher CAL during current stress diminishes RBC benefit for a given level of excess HoldCo cash ‒ Quarter - to - quarter changes in the metric become impacted by CAL volatility when reserves are floored, particularly in abnormal m arket conditions 1) See the Appendix for the non - GAAP financial measures, definitions, and reconciliations to the most comparable GAAP measure. 2) Adjusted RBC ratio reflects the capital and capital requirements of Jackson National Life Insurance Company and its subsidiar ies , adjusted to include cash and highly liquid securities at Jackson Financial Inc. in excess of our target minimum. Increased RBC ratio at the operating company in a difficult market environment, while returning $116 million to shareholders

Oct 2021 Nov 2021 Dec 2021 Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 2022 Jun 2022 Cumulative Capital Return to Shareholders 13 JXN updates capital return target to $425 - $525m for calendar year 2022 JXN announces increased share repurchase authorization by $300m and increased per share dividend 10% to $0.55 for 1Q22 March 2, 2022 JXN announces $125m share repurchase from Prudential plc. and Athene December 13, 2021 JXN announces 4Q21 $0.50 per share dividend and $300m share repurchase authorization November 9, 2021 JXN establishes capital return target prior to its spin off – $325 - $425m in the first 12 months as a public company August 6, 2021 JXN completes $28m share repurchase from Athene. March 14, 2022 JXN announces second quarter 2022 dividend – 2Q22 $0.55 per share May 10, 2022 $569m $millions Share Repurchase Authorization November 2021 authorization 300 March 2022 authorization increase 300 Shares repurchased through 6/30 (417) Remaining Authorization: 2022+ 183 2022 Capital Return Target Progress Capital return target 425 - 525 Share repurchases/dividends through 6/30 308 Remaining Amount to Achieve Target Range 117 - 217 In March 2022, JXN exceeds capital return target of $325m established prior to spin off within 6 months

― Resilient 2Q22 results amid volatile financial market conditions ― Maintained strong balance sheet and robust levels of liquidity ― Consistent capital return: On track to meet the 2022 capital return target of $425 - $525 million ― Well - positioned for continued value creation for shareholders Summary 14

Appendix

DAC / Mean Reversion Overview 16 ▪ For annuity products, the key driver that determines DAC amortization is historical and projected spread or fee income. For fixed annuities, this is typically stable through time, with account balances growing steadily by a modestly varying growth rate. ▪ However, for variable annuities, market movements can displace the account balance underlying the determination of fee income, creating variability in the account balance pattern, which results in acceleration or deceleration of DAC amortization ▪ Mean reversion is an industry accepted approach used by Jackson to partially normalize this account balance pattern ▪ The parameters used by Jackson are typical relative to the industry: • Long - term gross return assumption of 7.15% (net of external fund management fees) • Returns normalized over an 8 - year period: 3 - year look back (historical), 5 - year look forward (mean reversion rate) • Mean reversion rate over the 5 - year forward period is set so that over the full 8 - year period, the annualized return will equal the 7.15% long - term assumption • This is subject to a mean reversion cap of 15% and floor of 0% for the 5 - year forward period ▪ DAC balances are regularly checked for loss recognition, assuring that DAC balances are recoverable from assumed future gross profits ▪ DAC accounting will change significantly upon the adoption of Long Duration Targeted Improvements (LDTI) Separate Account Growth < Mean Reversion Rate Increase in Amortization – “Acceleration” Separate Account Growth > Mean Reversion Decrease in Amortization – “Deceleration” Separate Account Growth < Mean Reversion Increase in Amortization – “Acceleration” Separate Account Growth > Mean Reversion Decrease in Amortization – “Deceleration” Drivers of DAC Amortization / Mean Reversion Current year return Return dropped off from 3 years ago 2022 Rule of Thumb: Acceleration / Deceleration is $21.5m per 1% SA growth under / over mean reversion of 0.3% Note: Deceleration of $49.5m per quarter during 2022 related to the drop - off return

▪ DAC (acceleration)/deceleration is determined by separate account returns as detailed in the prior slide, and has both a drop - off of the 3 - year return component and a current period return component ▪ Estimating the impact from the drop - off of the return 3 years ago is simple, as it remains steady throughout the year at $49.5 million of deceleration each quarter of 2022 ▪ Estimating the impact of the current quarter separate account return requires a projection of the actual separate account return and the corresponding (acceleration)/deceleration that would result This could be modeled by projecting the quarterly separate account return, using the quarterly history in the financial supplement compared to the equivalent S&P return for the period. The corresponding (acceleration)/deceleration could also be estimated based on past history using the updated rule of thumb estimate of $21.5 million per 1% separate account growth under/over the 2022 mean reversion rate of 0.3%. Example below on estimate for 1Q22 and 2Q22 versus actual Operating DAC Amortization Modeling 17 (Expense) / Benefit (in $ millions) 2Q22 Actual Core DAC (127) Drop - off T - 3 Return 49 Current Period Return (276) Operating DAC Amortization (354) ▪ Core DAC amortization is not directly market sensitive, as it is a function of current period gross profits This could be modeled as a percentage of the estimate of quarterly adjusted operating earnings before DAC amortization From Financial Supplement ($ millions) 1Q22 2Q22 Gross Separate Account Return (%) - 6.2% - 14.0% Current Period Return (Expense)/Benefit (131) (276) Note: Figures in tables represent pretax amounts. 1) Current Period Gross Separate Account Return - (Mean Reversion Parameter of 0.3% / 4) x 2022 Rule of Thumb of $21.5m; 1Q22 of ($135)m = ( - 6.2% - 0.075%) x $21.5m, 2Q22 of ($303)m = ( - 14.0% - 0.075%) x $21.5m. Estimated DAC Amortization From Current Period Return Using Rule of Thumb 1 (135) (303)

Drivers of GAAP Guaranteed Benefits and Hedging Results 18 Macroeconomic Factor Impact to Total Guaranteed Benefit Reserves and Hedging Results Reason Equity Markets Up Negative Hedges fully mark to fair value, while not all liabilities are fully fair valued (SOP 03 - 1). This is true under current GAAP (Pre - LDTI adoption) Equity Markets Down Positive Risk Free Rates Up Positive For FAS 157 liabilities, separate account returns are assumed to be directly tied to risk free rates – we do not hedge interest rates for this assumption Risk Free Rates Down Negative Credit Spreads Up Positive Liabilities are discounted using an allowance for credit risk, so higher spreads reduce liabilities – we do not explicitly hedge this item Credit Spreads Down Negative Implied Volatility Up Negative Liabilities are sensitive to moves in implied volatility – we do not explicitly hedge this item and instead price for a high degree of realized volatility Implied Volatility Down Positive

LDTI – Impact from Equity and Rate Movements 19 Key Increase Equity Decrease Equity Minor Impact Moderate Impact Significant Impact Increases to: Shareholders’ Equity Impact Interest Rates Equity Returns Equity Volatility Credit Spreads Market Risk Benefits Liability for Future Policyholder Benefits no impact no impact Deferred Acquisition Costs (DAC) 1 no impact no impact no impact The following tables represents how macro - economic factors impact shareholders’ equity on a relative basis to current U.S. GAAP. Footnote 1. Current - period equity returns under current GAAP accounting tend to have an inverse effect on variable annuity DAC amortization as detailed on slide 16. Because this effect will no longer apply under LDTI, the impact of negative returns between the Jan 1, 2021 transition date and the Jan 1, 2023 adoption date will tend to benefit the impact to LDTI GAAP equity relative to current GAAP (and vice versa). Non - variable annuity DAC amortization is assumed to have no economic sensitivity. Shadow adjustments on equity for DAC were not considered in the chart above. NOTE : Impacts would be opposite direction for decreases to market factors

U.S government securities 6.8% Other government securities 2.2% Corporate securities 55.3% Residential mortgage - backed 0.5% Commercial mortgage - backed 2.8% Other asset - backed securities 3.9% Equity securities 0.4% Mortgage loans 16.5% Policy loans 2.3% Derivatives 2.7% Limited Partnerships 5.7% Other invested assets 0.9% GAAP – Investment Portfolio June 30, 2022 • Market/book ratio of the fixed maturity portfolio is 0.92 • Exposure to below investment grade securities 2 is only 6% which is almost entirely corporate bonds and loans • Exposure to US Treasuries is 7% • 99% of securitized assets are investment grade • 99% of Commercial Mortgage Loans are first mortgage and 96% are CM1 - 2 rated • Conservative underwriting is a consistent theme throughout 20 Investment Portfolio Classification 1 Key Highlights 1) Excludes Funds Withheld. (2) Includes investments in Collateralized Loan Obligations, which are consolidated for U.S. GAA P r eporting purposes, but are not aligned with our economic interest or exposure to those entities. $42b

U.S government securities 8.4% Other government securities 2.2% Corporate securities 54.5% Residential mortgage - backed 0.5% Commercial mortgage - backed 3.0% Other asset - backed securities 4.4% Equity securities 0.7% Mortgage loans 16.9% Policy loans 2.3% Derivatives 2.3% Limited Partnerships 4.0% Other invested assets 0.8% Statutory – Investment Portfolio June 30, 2022 21 1) Excludes Funds Withheld. Includes Brooke, Squire, Squire II, Jackson and Jackson New York. Investment Portfolio Classification 1 Key Highlights $41b • Market/book ratio of the fixed maturity portfolio is 0.92 • Exposure to below investment grade securities is only 2% which is almost entirely corporate bonds and loans • Exposure to US Treasuries is 8% of invested assets • 95% of securitized assets are rated NAIC 1 • 99% of Commercial Mortgage Loans are first mortgage and 96% are CM1 - 2 rated • Conservative underwriting is a consistent theme throughout

US Treasuries 11.5% NAIC 1A - 1D (AAA - AA - ) 15.4% NAIC 1E - 1G (A) 30.3% NAIC 2A - 2C (BBB) 40.7% NAIC 3A - 3C (BB) 1.6% NAIC 4A - 4C (B) 0.5% Statutory – Fixed Maturity Rating Distribution June 30, 2022 22 Notes: Excludes Funds Withheld. Statutory statement value based on NAIC ratings. Includes Brooke, Squire, Squire II, Jackson , a nd Jackson New York. $30b

AAA 0.9% AA 5.8% A 36.7% BBB 53.8% BB 2.2% B 0.6% CCC and below 0.0% Statutory – Corporate Portfolio June 30, 2022 23 1) Excludes Funds Withheld. Based on NAIC expanded ratings and Statement value. Includes Brooke, Squire, Squire II, Jackson, and Jackson New York. Corporate Portfolio Rating Distribution 1 Key Highlights • Market/book ratio of the corporate portfolio is 0.93 • High yield corporates account for 2% of invested assets and 3% of total corporate portfolio • Exposure to BBBs represents 29% of invested assets ‒ Highly diversified across 490 issuers with an average position size of $23m by Statement value ‒ 77% of all BBBs are rated BBB or BBB+ ‒ 27% of BBBs are privates, which offer better covenant protection vs. publics $23b

NAIC 1A - 1D 53% NAIC 1E - 1G 38% NAIC 2A - 2C 8% NAIC 3A - 3C < 1% Statutory – ABS Portfolio June 30, 2022 24 1) Excludes Funds Withheld. 2) ABS exposure excludes subprime which is included with the RMBS exposure. 3) Statement value. Includes Brooke, Squire, Squire II, Jackson and Jackson New York. $1.8b CLOs , 46.0% Structured Settlements , 18.3% Tax Liens , 8.9% Rooftop Solar , 8.6% Timeshare , 5.9% Whole Business Securitization , 5.4% Single Family Rental , 2.1% Servicer Advance , 2.0% Other , 1.4% Stranded Utility , 0.7% Auto Subprime , 0.4% Auto Prime , 0.3% ABS Sector Distribution 1, 2, 3 NAIC Rating Distribution 1, 3 $1.8b

Non - GAAP Financial Measures In addition to presenting our results of operations and financial condition in accordance with U.S. GAAP, we use and report, sel ected non - GAAP financial measures. Management believes that the use of these non - GAAP financial measures, together with relevant U.S. GAAP financial measures, provides a better understanding of our results of op era tions, financial condition and the underlying performance drivers of our business. These non - GAAP financial measures should be considered supplementary to our results of operations and financial condition that are pres ent ed in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP financial measures. Other companies may use similarly titled non - GAAP financial measures that are calculated differently from th e way we calculate such measures. Consequently, our non - GAAP financial measures may not be comparable to similar measures used by other companies. Adjusted Operating Earnings Adjusted Operating Earnings is an after - tax non - GAAP financial measure, which we believe should be used to evaluate our financia l performance on a consolidated basis by excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP or that are non - recurring in nature, as well as certa in other revenues and expenses that we do not view as driving our underlying performance. Adjusted Operating Earnings should not be used as a substitute for net income as calculated in accordance with U .S. GAAP. However, we believe the adjustments to net income are useful for gaining an understanding of our overall results of operations. Adjusted Operating Earnings equals our net income adjusted to eliminate the impact of the following items: 1) Guaranteed Benefits and Hedging Results : the fees attributed to guaranteed benefits, the associated movements in optional guaranteed benefit liabilities and related cl aims and benefit payments are excluded from Adjusted Operating Earnings, as we believe this approach appropriately removes the impact to both revenue and related expense s a ssociated with the guaranteed benefit features that are offered for certain of our variable annuities and fixed index annuities and gives investors a better picture of what is driving our underlying performan ce. This adjustment includes the following components: • Fees Attributable to Guarantee Benefits : fees earned in conjunction with guaranteed benefit features offered for certain of our variable annuities and fixed index a nnu ities are set at a level intended to mitigate the cost of hedging and funding the liabilities associated with such guaranteed benefit features. The full amount of the fees at tributable to guaranteed benefit features have been excluded from Adjusted Operating Earnings as the related net movements in freestanding derivatives and net reserve and embedded derivative movements , a s described below, have been excluded from Adjusted Operating Earnings. This adjusted presentation of our earnings is intended to directly align revenue and related expenses associated with the gua ran teed benefit features; • Net Movement in Freestanding Derivatives, except earned income (periodic settlements and changes in settlement accruals) on d eri vatives that are hedges of investments, but do not qualify for hedge accounting treatment: changes in the fair value of our freestanding derivatives used to manage the risk associated with our life and annuity reserv es, including those arising from the guaranteed benefit features offered for certain of our variable annuities and fixed index annuities. Net movements in freestanding derivatives have been excluded fr om Adjusted Operating Earnings as the market value of these derivatives may vary significantly from period to period as a result of near - term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business; • Net Reserve and Embedded Derivative Movements : changes in the valuation of certain life and annuity reserves, a portion of which are accounted for as embedded derivative ins truments, and which are primarily composed of variable and fixed index annuity reserves, including those arising from the guaranteed benefit features of fered for certain of our variable annuities. Net reserve and embedded derivative movements have been excluded from Adjusted Operating Earnings as the carrying values of these derivatives may vary significan tly from period to period as the result of near - term market conditions and policyholder behavior - related inputs and therefore are not directly comparable or reflective of the underlying performance of ou r business. Movements in reserves attributable to the current period claims and benefit payments in excess of a customer’s account value on these policies are also excluded from Adjusted Operating Earnings as these benefit payments are affected by near - term market conditions and policyholder behavior - related inputs and therefore may vary significantly from period to period; • DAC and Deferred Sales Inducements ("DSI") Impact : amortization of deferred acquisition costs and deferred sales inducements associated with the items excluded from Adjusted Ope rating Earnings; • Assumption Changes : the impact on the valuation of Net Derivative and Reserve Movements, including amortization on DAC, arising from changes in un derlying actuarial assumptions on an annual basis; 25

Non - GAAP Financial Measures Adjusted Operating Earnings (Continued) Adjusted Operating Earnings equals our net income adjusted to eliminate the impact of the items listed on the previous slide plu s the following items: 2) Net Realized Investment Gains and Losses including change in fair value of funds withheld embedded derivative : Realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio, as well as impairments of securities, after adjustment for the non - credit com ponent of the impairment charges and change in fair value of funds withheld embedded derivative related to the Athene Reinsurance Transaction; 3) Loss on Athene Reinsurance Transaction : includes contractual ceding commission, cost of reinsurance write - off and DAC and DSI write - off related to the Athene Reinsura nce Transaction; 4) Net Investment Income on Funds Withheld Assets : includes net investment income on funds withheld assets related to funds withheld reinsurance transactions; 5) Other items : one - time or other non - recurring items, such as costs relating to the Demerger and our separation from Prudential, the impact o f discontinued operations and investments that are consolidated on our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations, bu t f or which the consolidation effects are not aligned with our economic interest or exposure to those entities. Operating income taxes are calculated using the prevailing corporate federal income tax rate of 21% while taking into account any items recognized d iff erently in our financial statements and federal income tax returns, including the dividends received deduction and other tax credits. For interim reporting periods, the company uses an estimate d a nnual effective tax rate in computing its tax provision including consideration of discrete items. Adjusted Book Value Adjusted Book Value excludes accumulated other comprehensive income (AOCI) attributable to Jackson Financial Inc. AOCI attrib uta ble to Jackson Financial Inc. does not include AOCI arising from investments held within the funds withheld account related to the Athene Reinsurance Transaction. We exclude AOCI attributable to Jackson Fina nci al Inc. from Adjusted Book Value because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duration in nature, and therefore we believe period - to - period fa ir market value fluctuations in AOCI to be inconsistent with this objective. We believe excluding AOCI attributable to Jackson Financial Inc. is more useful to investors in analyzing trends in our business. Change s i n AOCI within the funds withheld account related to the Athene Reinsurance Transaction offset the related non - operating earnings from the Athene Reinsurance Transaction resulting in a minimal net impact on Adjusted Book Value of Jackson Financial Inc. Adjusted Return on Equity We use Adjusted Operating ROE to manage our business and evaluate our financial performance. Adjusted Operating ROE excludes ite ms that vary from period - to - period due to accounting treatment under U.S. GAAP or that are non - recurring in nature, as such items may distort the underlying performance of our business. We calculate Adjusted Operating ROE by dividing our Adjusted Operating Earnings by average Adjusted Book Value. Adjusted Book Value and Adjusted Operating ROE should not be used as substitutes for total shareholders’ equity and ROE as ca lcu lated using annualized net income and average equity in accordance with U.S. GAAP. However, we believe the adjustments to equity and earnings are useful to gaining an understanding of our overall results of o per ations. Financial Leverage Ratio We use the Financial Leverage Ratio to manage our financial flexibility and ensure that we maintain our financial strength ra tin gs. Total financial leverage is the ratio of total debt to the Total Adjusted Capitalization (combined total debt and Adjusted Book Value). Notable Items Notable items reflect the impact on our results of certain items or events that may or may not have been anticipated and resu lte d in volatility in the company's earnings expectations. The presentation of notable items is intended to help investors better understand our results for the period and to evaluate and forecast those results. 26

Adjusted Operating Earnings Reconciliation 27 $ millions, except effective tax rate For the Three Months Ended For the Six Months Ended 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 6/30/21 6/30/22 Adjusted Operating Earnings Net income (loss) attributable to Jackson Financial Inc. (540) 206 585 2,025 2,903 2,392 4,928 Income tax (benefit) expense (54) (16) 87 330 717 531 1,047 Pretax income (loss) attributable to Jackson Financial Inc. (594) 190 672 2,355 3,620 2,923 5,975 Non - Operating Adjustments (Income) Loss Guaranteed benefits and hedging results: Fees attributable to guarantee benefit reserves (701) (728) (753) (764) (765) (1,373) (1,529) Net movement in freestanding derivatives 442 493 1,708 1,476 (2,847) 3,473 (1,371) Net reserve and embedded derivative movements 1,374 997 (532) (1,839) 772 (3,219) (1,067) DAC and DSI impact (243) (169) (18) 345 845 453 1,190 Assumption changes - - (24) - - - - Total guaranteed benefits and hedging results 872 593 381 (782) (1,995) (666) (2,777) Net realized investment (gains) losses including change in fair value of funds withheld assets 752 79 58 (898) (1,082) (298) (1,980) Net investment income on funds withheld assets (294) (300) (303) (260) (364) (585) (624) Other items 25 9 9 3 64 20 67 Total non - operating adjustments 1,355 381 145 (1,937) (3,377) (1,529) (5,314) Pretax adjusted operating earnings 761 571 817 418 243 1,394 661 Operating income taxes 125 84 110 64 18 189 82 Adjusted operating earnings 636 487 707 354 225 1,205 579 Effective tax rates on adjusted operating earnings 16.3% 14.7% 13.5% 15.3% 7.4% 13.6% 12.4%

Select GAAP to Non - GAAP Reconciliation 28 $ millions, except per share and shares outstanding data For the Three Months Ended For the Six Months Ended 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 6/30/21 6/30/22 Net Income (Loss) (484) 268 661 2,056 2,934 2,516 4,990 Income attributable to non - controlling interest 56 62 76 31 31 124 62 Net Income (Loss) Attributable to Jackson Financial Inc. [a] (540) 206 585 2,025 2,903 2,392 4,928 Total Shareholders' Equity 10,391 10,258 10,394 9,574 9,563 10,391 9,563 Average Shareholders' Equity [b] 10,187 10,324 10,326 9,984 9,569 9,910 9,844 Total ROE [a]/[b]; Annualized - 21.2% 8.0% 22.7% 81.1% 121.4% 48.3% 100.1% Adjusted Operating Earnings [c] 636 487 707 354 225 1,205 579 Adjusted Book Value: Total shareholders' equity 10,391 10,258 10,394 9,574 9,563 10,391 9,563 Exclude AOCI attributable to Jackson Financial Inc. (1,758) (1,564) (1,457) 253 2,045 (1,758) 2,045 Adjusted Book Value 8,633 8,694 8,937 9,827 11,608 8,633 11,608 Average Adjusted Book Value [d] 8,723 8,663 8,816 9,382 10,718 7,727 10,124 Adjusted Operating ROE [c]/[d]; Annualized 29.2% 22.5% 32.1% 15.1% 8.4% 31.2% 11.4% Per Share Data (Common Shareholders) Net income (loss) (basic) (5.72) 2.18 6.32 23.45 33.77 25.32 56.87 Net income (loss) (diluted) (5.72) 2.18 6.19 22.51 32.56 25.32 54.72 Adjusted operating earnings per share (diluted) 6.74 5.16 7.48 3.94 2.52 12.75 6.43 Book value per common share (diluted) 109.99 108.59 114.78 107.50 109.27 109.99 109.27 Adjusted book value per common share (diluted) 91.38 92.03 98.69 110.34 132.63 91.38 132.63 Shares Outstanding Weighted average number of common shares (basic) 94,464,343 94,464,343 92,600,373 86,352,586 85,968,564 94,464,343 86,649,493 Weighted average number of common shares (diluted) 94,464,343 94,464,343 94,468,978 89,959,862 89,168,775 94,464,343 90,052,111 End of period common shares (basic) 94,464,343 94,464,343 88,685,694 85,263,608 84,864,727 94,464,343 84,864,727 End of period common shares (diluted) 94,464,343 94,464,343 90,555,862 89,055,609 87,520,892 94,464,343 87,520,892

Glossary Assets Under Management (AUM) – Investment assets that are managed by one of our subsidiaries and includes: ( i ) the assets in our investment portfolio managed by PPM, which excludes assets held in funds withheld accounts for reinsurance transactions, (ii) third - party assets managed by PPM, including those for Prudential and its affiliates or third par ties, and (iii) the separate account assets of our Retail Annuities segment that Jackson Nation Asset Management, LLC (“JNAM”) manages and administers. Athene Reinsurance Transaction – The funds withheld coinsurance agreement entered into with Athene on June 18, 2020, effective June 1, 2020, to reinsure a 100 % quota share of a block of our in - force fixed and fixed index annuity liabilities in exchange for approximately $1.2 billion in ceding commissions. Deferred Acquisition Cost (DAC) - Represent the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies a nd annuity contracts and which have been deferred on the balance sheet as an asset. Derivative Instruments - Jackson Financial Inc.'s (JFI) business model includes the acceptance, monitoring and mitigation of risk. Specifically, JFI c onsiders, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. JFI uses derivative instruments to mitigate or reduce these risk s i n accordance with established policies and goals. JFI's derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding de rivatives are carried at fair value with changes recorded in net losses on derivatives and investments. Earnings per Share - Basic earnings per share is calculated by dividing net (loss) income attributable to JFI shareholders by the weighted - average number of common shares outstanding during the period. Diluted earnings per share includes the effect of all potentially dilutive instruments, such as share - based awards. Fixed Annuity - An annuity that guarantees a set annual rate of return with interest at rates we determine, subject to specified minimums. C r edited interest rates are guaranteed not to change for certain limited periods of time. Fixed Index Annuity - An annuity with an ability to share in the upside from certain financial markets such as equity indices, and provides downsid e protection. Guaranteed Minimum Accumulation Benefit (GMAB) - An add - on benefit (enhanced benefits available for an additional cost) which entitles an owner to a minimum payment, typically in lump - sum, after a set period of time, typically referred to as the accumulation period. The minimum payment is based on the benefit base, which could be greater than the un der lying account value. Guaranteed Minimum Death Benefit (GMDB) - An add - on benefit (enhanced benefits available for an additional cost) that guarantees an owner's beneficiaries are entitled t o a minimum payment based on the benefit base, which could be greater than the underlying account value, upon the death of the owner. Guaranteed Minimum Income Benefit (GMIB) - An add - on benefit (available for an additional cost) where an owner is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the payment stream resulting from current annuitization of the underlying account value. Guaranteed Minimum Withdrawal Benefit (GMWB) - An add - on benefit (available for an additional cost) where an owner is entitled to withdraw a maximum amount of their benefit base each year, for which cumulative payments to the owner could be greater than the underlying account value. Guaranteed Minimum Withdrawal Benefit for Life (GMWB for Life) - An add - on benefit (available for an additional cost) where an owner is entitled to withdraw the guaranteed annual withdrawal amount each year, for the duration of the policyholder's life, regardless of account performance. Net Amount at Risk (NAR) - The excess of the current benefit base value for the guarantee benefit over the current account value. The NAR of the GMWB w i thout lifetime benefit is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and the GMWB with lifetime benefit is the estimated value of additional life contingent benef its paid after the guaranteed withdrawal benefit is exhausted. Net Flows - Net flows represents the net change in customer account balances during a period, including gross premiums, surrenders, withd r awals and benefits. Net flows exclude investment performance, interest credited to customer accounts and policy charges. 29

Glossary Registered Index - Linked Annuity (RILA) – Jackson Market Link Pro SM and Jackson Market Link Pro Advisory SM , offers investors exposure to market returns through market index - linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses. Return of Premium (ROP) Death Benefit - This death benefit pays the greater of the account value at the time of a claim following the owner's death or the total cont r ibutions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the Mortality and Expense fee that is deducted daily from the net assets in ea ch variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Risk Based Capital (RBC) - Rules to determine insurance company statutory capital requirements. It is based on rules published by the National Associat i on of Insurance Commissioners (NAIC). Segment - Retail Annuities JFI's Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of produc ts, consisting primarily of variable annuities, fixed index annuities, and fixed annuities, immediate payout annuities as well as RILA, and our lifetime income solutions offering in the defined contribution market starting in the four th quarter of 2021. These products are distributed through various wirehouses, insurance brokers and independent broker - dealers, as well as through banks and financial institutions, primarily to high net worth investors and the m ass and affluent markets. The financial results of the variable annuity business are largely dependent on the performance of the contract holder accoun t v alue, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of JFI's fixed annuities, including the fixed portion of its variable annuity account values and fixed inde x a nnuities, are largely dependent on JFI's ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders. Segment - Institutional Products JFI's Institutional Products consist of traditional guaranteed investment contracts (GICs), funding agreements (including agr eem ents issued in conjunction with JFI's participation in the US Federal Home Loan Bank of Indianapolis program (FHLBI)) and Medium Term Note funding agreements. JFI's GIC products are marketed to defined contribution pension an d p rofit sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLBI in co nnection with its program. The financial results of JFI's Institutional Products business are primarily dependent on JFI's ability to earn spreads on ge ner al account assets. Segment - Closed Life and Annuity Blocks Although JFI historically offered traditional life insurance products, it discontinued new sales of life insurance products i n 2 012. JFI's Closed Life and Annuity Blocks segment includes life insurance products offered through that point, including various protection products, such as whole life, universal life, variable universal life and term life insur anc e products that provide financial safety for individuals and their families. This segment also includes acquired closed blocks consisting primarily of life insurance and group pay - out annuities, and a closed block of defined benefit annuity plans assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through a reinsurance agreement. The profitability of JFI's Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriatel y p rice its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the asset s s upporting that business. Variable Annuity - A type of annuity that offers tax - deferred investment into a range of asset classes and a variable return, which offers insura nce features related to potential future income payments. 30